Series Fund
Growth and Income
Portfolio

1998 Annual Report


Robert S. Dow
Chairman
January 20, 1999

Report to Shareholders
For the Fiscal Year Ended December 31, 1998

     Lord Abbett Series Fund -- Growth & Income Portfolio completed its fiscal year on December 31, 1998 and provided a total return of 12.82% for its shareholders during that period.*

     Our mid-year concerns regarding the future health of world markets turned out to be extremely well-founded. As we feared, the Asian economic and currency crises, along with economic problems in Russia, had a negative impact on U.S. corporate profits and on U.S. investor confidence. As a result, investors focused on a very small number of the perceived "safer" largest growth stocks. The performance of our portfolio was negatively affected by this investor focus on large-capitalization growth stocks, which caused large value stocks to underperform.

     The economy continues to slow. Financial markets, meanwhile, have shown increased volatility over concern regarding the likelihood that corporate earnings will fall short of previous estimates and evidence of a global credit crunch. However, our expectation for the U.S. economy at this time is not recession, but rather that we have reached a turning point and will now see slower growth. Consumer activity, which comprises well over half the economy, continues to provide support for growth with additional gains seen in job creation, income and spending. Business spending, however, is slowing down and recession abroad is likely to reduce exports. Both developments will have a flattening effect on corporate profit growth.

     Overall, we believe gross domestic product is likely to grow at an annual rate of approximately 2% during the next 6 to 12 months. U.S. interest rates have fallen, reflecting slowing growth and continuing low inflation, and actions by the Federal Reserve Board should help to extend the current favorable investment environment. In sum, it is our view that the underpinnings of sound equity markets remain in place, while price declines late in the Portfolio's fiscal year have created more opportunities for long-term investors. The Portfolio continues to emphasize value opportunities in the domestic economy, including food, health care services, entertainment and communications stocks.

Thank you for your continued confidence in Lord Abbett Series Fund -- Growth & Income Portfolio. We look forward to helping you achieve your financial goals in the years ahead.

* Total return is the percent change in net asset value, assuming the reinvestment of all distributions. The Portfolio is actively managed and is subject to change.

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1998
STATEMENT OF NET ASSETS
                                                                          Market
Investments                                       Shares         Value
INVESTMENTS IN COMMON AND CONVERTIBLE-PREFERRED STOCKS 95.23%
Apparel - .98%
VF Corp.                                          150,000         $  7,031,250

Automobiles - 2.37%
Ford Motor Company                                130,000            7,629,375
General Motors Corp.                              130,000            9,303,125
Total                                                               16,932,500

Banks: Money Center - 2.00%
Chase Manhattan Corp.                             210,000           14,293,125

Banks: Regional - 4.28%
Banc One Corp.                                    160,000            8,170,000
BankAmerica Corp.                                 140,000            8,417,500
First Union Corp.                                 230,000            13,986,875
Total                                                                30,574,375

Broadcasting - 1.93%
CBS Inc.                                          270,000             8,842,500
Time-Warner Inc.                                  80,000              4,965,000
Total                                                                13,807,500

Brokers - 1.59%
Morgan Stanley, Dean Witter, Discover & Co.      160,000             11,360,000

Chemicals - .89%
DuPont DeNemours, E.I. & Co.                      120,000            6,367,500

Computer: Hardware - 5.50%
International Business Machines Corp.           120,000              22,170,000
*Sun Microsystems Inc.                          200,000              17,125,000
Total                                                                39,295,000

Computer: Peripherals - 2.84%
EMC Corp.                                       150,000              12,750,000
*Seagate Technology Inc.                        250,000               7,562,500
Total                                                                20,312,500

Computer: Services - 1.22%
First Data Corp.                                     275,000         8,714,063

Drugs/Health Care Products - 4.35%
American Home Products Corp.                         310,000        17,456,875
Pharmacia & Upjohn Inc.                              240,000         13,590,000
Total                                                                31,046,875

Electric Power - 8.37%
Carolina Power & Light Co.                           275,000         12,942,187
*Duke Energy Co.                                     240,000         15,375,000
Firstenergy Corp.                                    360,000         11,722,500
Florida Progress Corp.                               250,000         11,203,125
Houston Inds., Inc. Conv. Pfd. $3.28                  80,000          8,510,000
Total                                                                59,752,812

Electrical Equipment - 2.37%
Emerson Electric Co.                                 280,000         16,940,000

Electronics-Semiconductors - 1.68%
Texas Instruments, Inc.                              140,000         11,978,750

LORD ABBETT SERIES FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1998
STATEMENT OF NET ASSETS
                                                                          Market
Investments                                       Shares          Value
Food - 6.55%
BestFoods                                          160,000        8,520,000
ConAgra Inc.                                       300,000        9,450,000
Heinz H.J. Co.                                     280,000       15,855,000
Ralston Purina Co.                                 400,000       12,950,000
Total                                                            46,775,000

Health Care: Products - 1.89%
Baxter International Inc.                         210,000        13,505,625

Health Care: Services - 3.04%
Aetna Inc.                                        50,000          3,931,250
Aetna Inc. Conv. Pfd. $4.758                      120,000         9,127,500
Columbia /HCA Healthcare                          350,000         8,662,500
Total                                                            21,721,250

Insurance - Life - 3.99%
American General Corporation                     240,000         18,720,000
Jefferson-Pilot Corp.                            130,000         9,750,000
Total                                                            28,470,000

Insurance - Property & Casualty - 3.90%
Chubb Corp.                                       150,000         9,731,250
Cigna Corp.                                       100,000         7,731,250
St. Paul Companies, Inc.                          300,000         10,425,000
Total                                                             27,887,500

Machinery - Diversified - 1.21%
Deere & Co.                                        260,000         8,612,500

Manufacturing - Diversified - .91%
United Technologies Corp.                          60,000          6,525,000
Natural Gas Diversified - 1.57%
The Coastal Corporation         320,000         11,180,000

Oil: Domestic Integrated - .83%
Occidental Petroleum Corp.                        350,000         5,906,250

Oil: International Integrated - 7.16%
BP Amoco PLC Adr                                  185,000         17,575,000
Mobil Corp.                                       225,000         19,603,125
Total S.A. Adr                                    280,000         13,930,000
Total                                                             51,108,125

Paper and Forest Products - 2.31%
Georgia Pacific Timber Group                       300,000         7,143,750
Georgia-Pacific Corp.                              160,000         9,370,000
Total                                                             16,513,750

Photographic - 1.01%
Eastman Kodak Co.                                   100,000         7,200,000

Printing and Publishing - 1.41%
Dow Jones & Co., Inc.                              210,000         10,106,250

LORD ABBETT series FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1998
STATEMENT OF NET ASSETS
                                                  Shares/          Market
Investments                              Principal Amount          Value
Retail - Department and Merchandise - 3.35%
May Department Stores Company                    100,000 $       6,037,500
Wal Mart Stores, Inc.                            220,000         17,916,250
Total                                                            23,953,750

Telephone: Long Distance - 5.49%
AT&T Corp.                                       330,000         24,832,500
*MCI Worldcom, Inc.                              200,000         14,350,000
Total                                                            39,182,500

Telephone: Regional - 6.09%
Alltel Corp.                                     210,000         12,560,625
Bell Atlantic Corp.                              280,000         14,840,000
SBC Communication, Inc.                          300,000         16,087,500
Total                                                            43,488,125

Tobacco - 2.06%
Philip Morris Inc.                               275,000         14,712,500

Waste Management - 2.09%
Waste Management Inc.                            320,000         14,920,000

Total Investments in Securities (Cost $558,325,281)              680,174,375

Other Assets, Less Liabilities 4.77%

Short-Term Investments, At Cost
Federal Home Loan Bank Discount Note - 4.36% due
1/4/99                                            5,000M          4,997,611
Koch Industries Discount Note - 5.30% due 1/4/99  29,500M         29,482,628

Total Short-Term Investments (Cost $34,480,239)                   34,480,239

Cash and Receivables, Net of Liabilities                           (380,369)

TOTAL OTHER ASSETS, LESS LIABILITIES                              34,099,870

Net Assets 100.00% (Equivalent to $20.649 a share, 34,591,149 shares of $.001 par value capital stock outstanding; authorized 50,000,000 shares) $714,274,245

*Non-income producing security.
See Notes to Financial Statements.

LORD ABBETT series FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1998
STATEMENT OF NET ASSETS
                                                                          Market
Investments                                       Shares          Value
Food - 6.55%
BestFoods                                         160,000         8,520,000
ConAgra Inc.                                      300,000         9,450,000
Heinz H.J. Co.                                    280,000         15,855,000
Ralston Purina Co.                                400,000         12,950,000
Total                                                             46,775,000

Health Care: Products - 1.89%
Baxter International Inc.                         210,000         13,505,625

Health Care: Services - 3.04%
Aetna Inc.                                         50,000          3,931,250
Aetna Inc. Conv. Pfd. $4.758                       120,000         9,127,500
Columbia /HCA Healthcare                           350,000         8,662,500
Total                                                              21,721,250

Insurance - Life - 3.99%
American General Corporation                       240,000         18,720,000
Jefferson-Pilot Corp.                              130,000         9,750,000
Total                                                              28,470,000

Insurance - Property & Casualty - 3.90%
Chubb Corp.                                         150,000         9,731,250
Cigna Corp.                                         100,000         7,731,250
St. Paul Companies, Inc.                           300,000         10,425,000
Total                                                              27,887,500

Machinery - Diversified - 1.21%
Deere & Co.                                         260,000         8,612,500

Manufacturing - Diversified - .91%
United Technologies Corp.                            60,000          6,525,000

Natural Gas Diversified - 1.57%
The Coastal Corporation                             320,000         11,180,000

Oil: Domestic Integrated - .83%
Occidental Petroleum Corp.                           350,000         5,906,250

Oil: International Integrated - 7.16%
BP Amoco PLC Adr                                   185,000         17,575,000
Mobil Corp.                                        225,000         19,603,125
Total S.A. Adr                                     280,000         13,930,000
Total                                                              51,108,125

Paper and Forest Products - 2.31%
Georgia Pacific Timber Group                         300,000         7,143,750
Georgia-Pacific Corp.                                160,000         9,370,000
Total                                                               16,513,750

Photographic - 1.01%
Eastman Kodak Co.                                     100,000         7,200,000

Printing and Publishing - 1.41%
Dow Jones & Co., Inc.                                210,000         10,106,250

LORD ABBETT series FUND - GROWTH AND INCOME PORTFOLIO
December 31, 1998
STATEMENT OF NET ASSETS
                                             Shares/                   Market
Investments                             Principal Amount                Value
Retail - Department and Merchandise - 3.35%
May Department Stores Company                    100,000           6,037,500
Wal Mart Stores, Inc.                             220,000         17,916,250
Total                                                             23,953,750

Telephone: Long Distance - 5.49%
AT&T Corp.                                       330,000         24,832,500
*MCI Worldcom, Inc.                              200,000         14,350,000
Total                                                            39,182,500

Telephone: Regional - 6.09%
Alltel Corp.                                     210,000         12,560,625
Bell Atlantic Corp.                              280,000         14,840,000
SBC Communication, Inc.                          300,000         16,087,500
Total                                                             43,488,125

Tobacco - 2.06%
Philip Morris Inc.                                275,000         14,712,500

Waste Management - 2.09%
Waste Management Inc.                              320,000         14,920,000

Total Investments in Securities (Cost $558,325,281)                680,174,375

Other Assets, Less Liabilities 4.77%
Short-Term Investments, At Cost
Federal Home Loan Bank Discount Note - 4.36%
 due 1/4/99                                         5,000M          4,997,611
Koch Industries Discount Note - 5.30% due 1/4/99   29,500M         29,482,628

Total Short-Term Investments (Cost $34,480,239)                    34,480,239

Cash and Receivables, Net of Liabilities                             (380,369)

TOTAL OTHER ASSETS, LESS LIABILITIES                            34,099,870
Net Assets 100.00% (Equivalent to $20.649 a share,
 34,591,149 shares of $.001
par value capital stock outstanding;
authorized 50,000,000 shares)                                   $714,274,245

*Non-income producing security.
See Notes to Financial Statements.

LORD ABBETT SERIES FUND -- GROWTH & INCOME PORTFOLIO For the Year Ended December 31, 1998

STATEMENT OF OPERATIONS

Investment Income
Income
        Dividends                            $12,749,579
        Interest                               1,262,369
        Total income                         $14,011,948
Expenses
        Management Fee                       3,070,876
        Professional                            49,200
        Directors                               13,413
        Other                                    3,060
        Total expenses                       3,136,549
        Net investment income               10,875,399


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Realized gain from investment transactions
Proceeds from sales                               451,629,557
Cost of investments sold                          417,389,510
Net realized gain                                  34,240,047
Unrealized appreciation of investments             29,394,800
Net realized and unrealized gain on investments 63,634,847 Net Increase in Net Assets Resulting
from Operations                                    74,510,246

See Notes to Financial Statements.

LORD ABBETT SERIES FUND -- GROWTH & INCOME PORTFOLIO

STATEMENTS OF Changes in Net Assets

                                             Year Ended      Year Ended
                                             December 31,    December 31,
                                                  1998       1997
Increase (Decrease) in Net Assets

Operations
 Net investment income                           10,875,399       8,165,291
 Net realized gain from investment transactions  34,240,047      31,511,295
 Net unrealized appreciation of investments 29,394,800 43,838,365 Net increase in net assets resulting from
 operations                                      74,510,246      83,514,951

Undistributed net investment income included
in price of share transactions                            0       8,042,878

Distributions to shareholders from:
 Net investment income                           (10,531,538)    (8,188,444)
 Net realized gain from investment transactions  (33,862,945)    (31,790,430)
        Total distributions                      (44,394,483)    (39,978,874)

Capital Share Transactions:
 Net proceeds from sales of 6,898,183 and 6,522,797
 shares, respectively                            141,925,049     123,356,702
 Net asset value of 2,156,014 and 2,110,148 shares, respectively issued to shareholders in reinvestment of net investment income and realized gain
 from investment transactions                     44,394,483      37,690,059
 Total                                            186,319,532    161,046,761

Cost of 728,296  and 225,920 shares reacquired,
respectively                                      (14,598,679)    (4,169,703)

Increase in Net Assets derived from capital share transactions (net increase of 8,325,901 and 8,407,025
shares, respectively)                             171,720,853     156,877,058

Increase in net assets                            201,836,616     208,456,013

Net Assets
 Beginning of year                                512,437,629     303,981,616
 End of year (including distributions in excess
 of net investment
 income of $109,891 and $154,760, respectively)   714,274,245     512,437,629

See Notes to Financial Statements.

LORD ABBETT SERIES FUND -- GROWTH AND INCOME PORTFOLIO
December 31, 1998

Financial Highlights

                                                       Year Ended December 31,
Per Share Operating Performance:     1998    1997    1996    1995    1994
Net asset value, beginning of year  19.510   17.022  15.241  12.71   13.15
Income from investment operations
Net investment income              .360(a)  .393(a)  .408    .459     .41
Net realized and unrealized gain
(loss) on investments               2.149   3.755   2.563    3.332   (.045)

Total from investment operations    2.509   4.148   2.971    3.791     .365

Distributions
Dividends from net investment income (.325)  (.34)   (.36)    (.36)    (.33)
Distributions from net realized gain (1.045) (1.32)  (.83)    (.90)    (.475)

Net asset value, end of year       20.649    19.510  17.022  15.241    12.71
Total Return                       12.82%    24.34%  19.49%  29.82%     2.76%
Ratios/Supplemental Data:
Net assets, end of year (000)    714,274   512,438  303,982 193,575  114,608
Ratios to Average Net Assets:
Expenses                          .51%      .52%      .52%    .52%      .59%
Net investment income            1.78%     2.02%     2.32%   2.91%     2.97%
Portfolio turnover rate         76.62%    43.09%    48.93%  70.30%    68.94%

(a)Calculated using average shares outstanding during the period.
See Notes to Financial Statements.

LORD ABBETT SERIES FUND -- GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies Lord Abbett Series Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on August 28, 1989. The Company currently consists of one active portfolio - Growth and Income Series (the "Series"). The Series is diversified as defined under the Investment Company Act of 1940. The Series commenced operations on December 11, 1989. Shares of the Series are currently issued and redeemed only in connection with investment in, and payments under, variable annuity contracts issued by life insurance and insurance related companies. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Company:

     (a) Securities are valued as follows: Portfolio securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price on the principal securities exchange on which such securities are traded, or, if there is no sale, at the mean between the last bid and asked prices on such exchange. Securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices, except that securities admitted to trading on the NASDAQ National Market System are valued at the last sales price if it is determined that such price more accurately reflects the value of such securities. Securities for which market quotations are not available are valued at fair value under procedures approved by the Board of Directors. Short-term securities are valued at amortized cost, which approximates market.

     (b) It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income. Therefore, no federal income tax provision is required.

     (c) Investment transactions are accounted for on the date that the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are calculated on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) Prior to January 1, 1998, the Series followed the accounting practice known as equalization by which a portion of the proceeds from the sales and costs of  repurchases  of capital  shares was  allocated  to  undistributed  net investment income. Effective January 1, 1998, the Series discontinued equalization. Undistributed net investment income of $19,000,976 representing accumulated equalization at December 31, 1997, was transferred to paid-in-capital. Such reclassification had no effect on net assets, results of operations, or net asset value per share. Discontinuing the use of equalization will result in a simpler and more meaningful financial statement presentation.


LORD ABBETT SERIES FUND -- GROWTH AND INCOME PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

     2. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES The Company has a management agreement with Lord, Abbett & Co. ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work. The management fee paid to Lord Abbett is based on average daily net assets at the rate of .50% per annum. Certain of the Company's officers and Directors have an interest in Lord Abbett.

     The Company adopted a Rule 12b-1 Plan on April 20, 1994, which permits the Company to make payments to life insurance companies at the annual rate of .15% of the average daily net asset value of shares of the Company attributable to life insurance companies' variable annuity contract owners. No payments were made under the Plan during the period.

     3. DISTRIBUTIONS Distributions from net investment income and net realized gain from investment transactions, if any, are declared annually. Accumulated undistributed net realized capital gains at December 31, 1998, for financial statement purposes, aggregated $178,736.

     Income and capital gains distributions are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gain amounts in accordance with generally accepted accounting principles.

4.  PAID-IN-CAPITAL
At December 31, 1998, paid-in-capital aggregated $592,356,306.

5. PURCHASES AND SALES OF SECURITIES Purchases and sales of investment securities (other than short-term investments) aggregated $575,504,874 and $451,629,557, respectively.

As of December 31, 1998, net unrealized appreciation for federal income tax purposes for the Company aggregated $121,849,094, of which $136,496,861 related to appreciated securities and $14,647,767 related to depreciated securities. For federal income tax purposes, the identified cost of investments owned at December 31, 1998, was substantially the same as the cost for financial reporting purposes.

6. DIRECTORS' REMUNERATION The Directors of the Company associated with Lord Abbett and all officers of the Company receive no compensation from the Company for acting as such. Outside Directors' fees and retirement costs are allocated among all funds in the Lord Abbett group based on the net assets of each fund. The Directors' fees payable at December 31, 1998, under a deferred compensation plan, were $26,000.

7. SUBSEQUENT EVENT On January 8, 1999, a separate account of COVA Financial Services Life Insurance Company ("COVA") redeemed 34,287,022 shares.
Net assets after the redemption amounted to $7,356,464.

LORD ABBETT SERIES FUND -- GROWTH AND INCOME PORTFOLIO

Independent Auditors' Report

The Board of Directors and Shareholders,
Lord Abbett Series Fund, Inc.:

We have audited the accompanying statement of net assets of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the five years presented. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. at December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.





Deloitte & Touche llp
New York, New York


February 12, 1999